Exhibit 99.2
Nasdaq: PASG © 2024 Passage Bio. All rights reserved. Corporate Presentation March 2024

2 Forward-Looking Statement This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectations about timing and execution of anticipated milestones, including the progress of clinical trials and the availability of clinical data from such trials; our expectations about our collaborators’ and partners’ ability to execute key initiatives; our expectations about manufacturing plans and strategies; our expectations about cash runway; our expectations about potential outlicensing opportunities related to PBGM01, PBKR03 and PBML04; and the ability of our product candidates to treat their respective target CNS disorders. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop and obtain regulatory approval for our product candidates; the timing and results of preclinical studies and clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; failure to protect and enforce our intellectual property, and other proprietary rights; our dependence on collaborators and other third parties for the development and manufacture of product candidates and other aspects of our business, which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions; and the other risks and uncertainties that are described in the Risk Factors section in documents the company files from time to time with the Securities and Exchange Commission (SEC), and other reports as filed with the SEC. Passage Bio undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

3 Our Vision To improve patient lives with neurodegenerative diseases by delivering genetic medicines that will permanently redefine the course of their conditions. Potential best in class progranulin raising FTD-GRN gene therapy program Established manufacturing and process analytics capabilities Strong cash position with runway expected into 4Q 2025* Portfolio expansion into additional adult neurodegenerative diseases * Based on cash, cash equivalents and marketable securities as of December 31, 2023

4 Pipeline with Potential to Address Multiple Neurodegenerative Diseases Program Indication US/EU prevalence Discovery Pre-clinical Phase 1/2 Pivotal PBFT02 Frontotemporal dementia - GRN 18,0001-3 Frontotemporal dementia - C9orf72 21,0002-4 Amyotrophic lateral sclerosis 72,6005-6 Alzheimer’s disease with rs5848 SNP 3.9M7-8 Unnamed Huntington’s disease 60,0009 PBGM01 GM1 gangliosidosis PBKR03 Krabbe disease PBML04 Metachromatic leukodystrophy Pursuing outlicensing opportunities Sources: [1] Greaves CV, et al. J Neurol 2019; 266:2075-2086, [2] Galvin JE, et al. Neurology 2017; 89:2049-2056, [3] Onyike CU, et al. Int Rev Psychiatry 2013; 25:130-137, [4] Moore KM, et al. Lancet Neurol 2020; 19: 145–156, [5] Brown et al. Neuroepi 2021; 55:342-353, [6] CDC ALS Registry Dashboard, [7] Sheng J, et al. Gene 2014; 141-145, [8] Alz Assoc. 2023 Alzheimer’s Disease Facts and Figures. Alzheimers Dement 2023;19, [9] Crowell et al. Neuroepi. 2021; 55:361-368

Lead Clinical Program: PBFT02 Has Demonstrated Best in Class Potential in FTD-*GRN*

upliFT-D

Global Dose-Escalation Study of PBFT02 in FTD-*GRN*

Initial Data from First 3 Treated Patients

- Supraphysiologic CSF PGRN levels greater than 2-3x normal healthy adult levels in all patients at 30 days following treatment (n=3)*
- Supraphysiologic CSF PGRN levels maintained at up to 6 months following treatment (n=1)

Differentiated, Potential Best in Class Product Profile

- **One time therapy**
- **Durable, supraphysiologic CSF PGRN levels**
- **Administration directly to CSF with nonsurgical injection**

*Reference range for normal, healthy adult controls' PGRN levels in CSF (range: 3.28 – 8.15 ng/mL, mean: 4.76 ng/mL, n = 61) (Passage Bio data)

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PassageBio

6 Discovery UPenn GTP Research Analytics and Vector Engineering Process/Analytic Development Passage CMC R&D Lab Proven Analytical Capabilities Integrated Process Development GMP QC Capabilities Strong Regulatory CMC Scientific Expertise Scale-up Capability GMP Manufacturing Longstanding Partnership with Catalent End-to-End Clinical Supply Chain Leading CMC Capabilities Via a Hybrid Approach External Manufacturing Partnerships and End-to-End Supply Chain Key Strategic Partnerships Internal State-of-the-Art CMC Capabilities Partnerships In House Critical analytical and development capabilities maintained in-house

PBFT02 Frontotemporal Dementia — GRN

8 FTD-GRN: A Devastating Adult Disease 10pt Calibri footer OVERVIEW • Devastating form of dementia caused by a GRN gene mutation resulting in progranulin (PGRN) deficiency and haploinsufficiency • No disease-modifying therapies are currently approved EPIDEMIOLOGY • Approximately 5–10% of all FTD is caused by a GRN mutation, with an estimated prevalence in the U.S. and E.U. of ~18,000 patients CLINICAL SYMPTOMS • Disease progression is rapid and degenerative including loss of speech, loss of expression, severe behavioral changes and immobility

9 Progranulin Deficiency is the Defining Characteristic of FTD-GRN and Leads to Neurodegeneration Progranulin is critical to maintaining CNS cell homeostasis Source: Rhinn H et al. Trends Pharm Sci. 2022, 43:641-652

10 PBFT02 • Proprietary AAV1 construct delivering functional GRN gene encoding progranulin (PGRN) • Potential therapeutic benefit of a one-time approach • Delivered directly to the CSF via a single intra-cisterna magna (ICM) injection: –Allows for broad CNS biodistribution –Lower doses compared to IV systemic delivery –Reduced impact of neutralizing antibodies • Able to achieve supraphysiologic levels of CSF progranulin, based on preclinical and initial clinical evidence • Received Orphan Drug and Fast Track designations by FDA and Orphan designation by EC Potential transformative therapy

11 Preclinical: PBFT02 Achieved Supraphysiologic Levels of CSF Progranulin in NHPs • AAV1 increased CSF PGRN levels ~5x more than AAV5 and AAVhu68 (proprietary AAV9 variant) vectors, without further elevating peripheral levels Left, right: Two adult rhesus macaques per treatment received ICM AAV.hPGRN High dose, 3.0 x 1013 GC / 3.3 x 1011 GC/g brain) on study day 01. Shading: Reference range for healthy adult controls’ PGRN levels in CSF (n = 61) and plasma (n = 56) (Passage Bio data). Production of Human PGRN in Plasma AAV1 transgene delivery led to supraphysiologic hPGRN levels in CSF CSF PGRN (ng/mL) 0 10 20 30 40 CSF 0.1 1 10 100 Day AAVhu68 AAVhu68 (v2) AAV5 AAV1 Normal LLOQ Plasma Plasma PGRN (ng/mL) 0 10 20 30 40 0.1 1 10 100 Normal Day 1,000

Supraphysiologic PGRN Increases Potential for Improved Cellular Function

- Progranulin is a secreted protein that binds to cell membrane receptors to affect multiple intracellular pathways
  - Major role is regulating intracellular lysosomal activity
  - Extracellular progranulin is endocytosed via multiple receptors
- Driving supraphysiologic progranulin levels in the extracellular space increases the amount of progranulin available to enter target CNS cells



Progranulin
Lysosome
LRP1
Extracellular PGRN binds to functionally diverse receptors, dependent on cell type and environment
Sortilin
Regulates lysosomal activity
Protection from neurodegeneration
Notch
Nerve regeneration
TNFRs
Anti-inflammatory activity
EphA2
Kinase activation
Neuron
Nucleus

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Sources: Paushter et al., *Acta Neuropathol*. 2018;136(1):1-17., Rhinn et al., *Trends in Pharmacological Sciences* 2022; 43.8:641-652.

PassageBio

Preclinical: Higher CSF PGRN May Confer Reduction in Inflammatory Response

PBFT02 reduced lipofuscin at all doses, suggesting correction of underlying mechanism of disease



Murine FTD Model
Baseline
Day 90
Lipofuscin Count
1000
750
500
250
0
WT
Grn-/-
****
***
*
**
**
Vehicle
Vehicle
Dose 1
Dose 2
Dose 3
Dose 4
WT
Grn-/-

- Lipofuscin: increased levels associated with lysosomal dysfunction
- Correlated with underlying mechanism of FTD-GRN

Microgliosis reduction strongest at highest PBFT02 dose / PGRN level



Murine FTD Model
Baseline
Day 90
CD68 Area (µm2)
5000
4000
3000
2000
1000
0
WT
Grn-/-
****
**
*
****
Vehicle
Vehicle
Dose 1
Dose 2
Dose 3
Dose 4
WT
Grn-/-

- Microgliosis: inflammatory response to pathogenic insults in the CNS
- CD68: marker of activated microglia

Thalamus data shown above. Thalamic atrophy is a key feature commonly found in FTD

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$^*p < 0.05$, $^{**}p < 0.01$, $^{***}p < 0.001$, $^{****}p < 0.0001$, one-way ANOVA followed by Tukey's multiple comparisons test

PassageBio

14 Preclinical: PBFT02 Showed Dose-Related Increases in CSF Progranulin in NHPs Adult rhesus macaques received ICM PBFT02 (n = 3/dose) or vehicle (n =2) on study day 0. CSF was sampled 14 days post-dose. Human PGRN Levels in CSF of NHPs 14 days post-ICM Dose 0 2 4 6 8 10 12 High Dose Medium Dose Low Dose Vehicle Human PGRN (ng/ml) Equivalent Clinical Dose Dose 1 Dose 2 Dose 3 (optional) • NHP immune response to hPGRN limits follow-up period to 14-days and may underestimate hPGRN levels achieved in CSF post-ICM administration

15 upliFT-D: Global Phase 1/2 Trial with PBFT02 OPTIONAL DOSE 3 DOSE 2 (1.1e11 GC/g)* DOSE 1 (3.3e10 GC/g)* COHORT 1 COHORT 2 OPTIONAL COHORT 3 Trial Design Phase 1/2, multicenter, open-label, dose escalation study; up to 15 patients across 3 cohorts Duration 2 years; with additional 3 years of follow-up for safety and durability of effect Primary Endpoints • Safety and tolerability Secondary Endpoints Biomarkers: • Progranulin (CSF, plasma) • GFAP (CSF, plasma) • vMRI • Retinal nerve fiber layer and retinal lipofuscin deposits via OCT • NfL (CSF, plasma) Clinical: • CDR + NACC FTLD sum of boxes Exploratory Biomarkers • Cathepsin D (CSF) • LAMP 1 (CSF) • Lys-GL1 (CSF) *Genome copies per gram of estimated brain weight IDMC review Recruiting

16 upliFT-D: Interim Data from First 3 Treated Patients • Patient 1 experienced two SAEs consistent with an immune response; study protocol was revised to increase steroid regimen • Patient 2 & Patient 3 received a higher level of steroid immunosuppression and did not experience SAEs; only mild-to-moderate treatment emergent AEs were reported • No evidence of DRG toxicity, as measured by nerve conduction studies • No complications related to ICM administration observed SAE: serious adverse event; AE: adverse event; DRG: dorsal root ganglion; ICM: intracisterna magna; NHP: non-human primate *Patient safety follow-up ranged from 2 to 8 months post-dosing as of data cutoff of Feb 14, 2024 Safety* Efficacy / Target Engagement • Interim data demonstrates PBFT02 potential for best-in-class efficacy at the low dose • In all patients, Dose 1 achieved supraphysiologic CSF PGRN levels at Day 30: >2-3x normal healthy adult levels • CSF PGRN levels exceeded levels observed in NHPs

upliFT-D

Following Protocol Update to Increase Steroids, Patients 2 & 3 had no SAEs or Evidence of Significant Immune Response

	Patient 1	Patient 2	Patient 3
Immunosuppression[1]	Day -1-60: 60 mg oral prednisone	Days 1-3: 1,000 mg IV methylprednisolone Days 4-60: 60 mg oral prednisone	
LFTs	Day 14-21 and Day 51-55: elevated[2] asymptomatic	No significant change from baseline	
Imaging Findings	Day 55: venous sinus thrombosis asymptomatic	None	None
DRG Toxicity	None	None	None
ICM Complications	None	None	None
Length of Follow-up (as of Feb 14, 2024)	2 months (subject withdrew from study at week 10)	8 months	4 months
Summary	• 2 SAEs: both asymptomatic and consistent with immune response 1. Hepatotoxicity (resolved with methylprednisolone) 2. Venous sinus thrombosis	• No SAEs • No hepatotoxicity or significant LFT changes from baseline • No venous sinus thrombosis or inflammation on MRIs • No clinically significant immune response requiring adjustment to immunosuppression regimen • All treatment emergent AEs mild to moderate in severity	

LFT: liver function test; SAE: serious adverse event

[1] Day minus one refers to the day prior to dosing.

[2] Day 14-21 LFT elevations were mild and self-resolved; Day 51-55 LFT elevations: ALT 16x upper limit of normal (ULN), AST 4x ULN, alkaline phosphatase 2x ULN, GGT 10x ULN; total bilirubin was normal. Resolving with methylprednisolone at time of patient study withdrawal.

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PassageBio

18 • Dose 1 resulted in supraphysiologic levels of CSF PGRN at Day 30 for all patients –Greater than 2-3x normal healthy adult levels at Day 30 following treatment (n=3) • Increase in CSF PGRN was sustained at 6- months (n=1) • Results exceeded what was observed in NHPs Shading: Reference range for healthy adult controls’ PGRN levels in CSF (range: 3.28 – 8.15 ng/mL, mean: 4.76 ng/mL, n = 61) (Passage Bio data) CSF= Cerebrospinal Fluid Initial Patients Treated with PBFT02 Have Seen a Substantial Increase in CSF PGRN 0 3 6 9 12 15 18 21 24 27 30 0 30 180 CSF PGRN, ng/mL Time (days) Dose 1 Progranulin, CSF Patient 1 Patient 2 Patient 3 At Dosing D30 D180 Patient 1 1.9 12.7 N/A Patient 2 2.8 17.3 27.3 Patient 3 2.9 10.7 N/A CSF Progranulin (ng/mL)

19 Shading: Lower limit of normal of reference range for healthy adult controls’ PGRN levels in plasma (91.6 – 372.4 ng/mL, n = 56) (Passage Bio data) • Plasma PGRN levels remained below normal levels at up to 6 months post-dose • PGRN increased only in the CSF where it has potential to correct deficit associated with neurodegeneration Plasma PGRN Levels Remained Below Normal Levels Post-Dose 0 10 20 30 40 50 60 70 80 90 100 0 7 14 30 90 180 Plasma PGRN, ng/mL Time (days) Dose 1 Progranulin, Plasma Patient 1 Patient 2 Patient 3

upliFT-D

Summary

SAFETY[1]

PBFT02 Dose 1 generally well-tolerated to date in Patients 2 & 3, who received revised steroid regimen following protocol amendment

- No serious AEs
- All AEs mild to moderate in intensity
- No evidence of clinically significant immune response, hepatotoxicity or venous sinus thrombosis
- No evidence of DRG toxicity
- No complications observed related to ICM injection

BIOMARKERS

Evidence of target engagement with >2-3x normal* levels of CSF progranulin in all participants on Day 30 post treatment

- Outperforming NHP data at this dose level

No increase in plasma PGRN levels up to Day 180

Supraphysiologic CSF PGRN levels maintained at 6 months (n=1)

ANTICIPATED NEXT STEPS

- Initiate dosing of Cohort 2 patients in 1H 2024
- Additional 6-month data from Cohort 1 in 2H 2024
- 12-month follow-up data from Cohort 1 patients in 1H 2025
- Initial data from Cohort 2 in 1H 2025

AEs=adverse events; ICM=intra-cisterna magna

[1] Patient safety follow-up ranged from 2 to 8 months post-dosing as of data cutoff of Feb 14, 2024

*Reference range for normal, healthy adult controls' PGRN levels in CSF (range: 3.28 – 8.15 ng/mL, mean: 4.76 ng/mL, n = 61) (Passage Bio data)

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Passage Bio

Looking Ahead

PBFT02 has Potential to Correct Underlying Pathology in FTD-*GRN*, FTD-*C9orf72*, and ALS

TDP-43 pathology is a hallmark of multiple neurodegenerative diseases[1]

- TDP-43 mislocalizes from nucleus to cytoplasm
- Forms inclusion bodies associated with neurodegeneration



FTD-GRN
FTD-C9orf72
ALS
TDP-43
pathology

Supraphysiologic PGRN ameliorates TDP-43 pathology in preclinical models

Elevating PGRN in TDP-43 models results in:

- Normalized cytoplasmic TDP-43 accumulation
- Improved survival[2]

[1]Rhinn H et al. *Trends Pharm Sci.* 2022, 43:641-652; [2]Beel S et al. *Mol Neurodeg*. 2018, 13:55.

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PassageBio

PBFT02 has Potential to Modulate Alzheimer's Disease

Genetic risk[1]

- *GRN* SNP rs5848 carriers have reduced PGRN levels and increased risk for AD
- AD patients with *GRN* SNP rs5848 show reduced PGRN levels and increased CSF tau

Prevalence

- *GRN* SNP rs5848 is estimated to occur in 30% of general population, with a similar prevalence rate among AD patients[2]

Supporting Preclinical Evidence[3]

- PGRN ablation exacerbates AD pathology in mice
- PGRN overexpression reduces pathology burden in AD models

SNP: single nucleotide polymorphism
Third-party preclinical data. Sources: [1]Chen Y et al. J Neurol. 2015, 262:814-22; Takahashi H et al. Acta Neuropathol. 2017, 133:785-807. [2]Fenoglio C et al. J Alzheimers Dis. 2009, 18:603-612. [3]Hosokawa M et al. J Neuropath Exp Neurol. 2015, 74:158-65; Minami SS et al. Nat Med. 2014, 20:1157-64; Van Kampen JM & Kay DG. PLoS ONE 2017, 12:e0182896

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PassageBio

24 TIMING MILESTONE FTD-GRN 1H 2024 Initiate dosing of Cohort 2 patients 2H 2024 6-month safety and biomarker data from Cohort 1 patients 1H 2025 12-month follow-up data from Cohort 1 patients 1H 2025 Initial safety and biomarker data from Cohort 2 patients PBFT02 Additional Indications 2H 2024 Obtain regulatory feedback on clinical pathway for treating FTD-C9orf72 and ALS patients Upcoming Milestones and Corporate Updates PIPELINE • Pursuing outlicensing opportunities to advance pediatric clinical-stage programs (GM1, Krabbe, & MLD) • Continuing the Huntington’s disease preclinical program being executed through our Penn GTP partnership • BALANCE SHEET • Cash balance of $114 million as of 12/31/23* • Cash as of 12/31/23 expected to fund operations into 4Q 2025* * Cash, cash equivalents and marketable securities

25 Our Vision To improve patient lives with neurodegenerative diseases by delivering genetic medicines that will permanently redefine the course of their conditions. Potential best in class progranulin raising FTD-GRN gene therapy program Established manufacturing and process analytics capabilities Strong cash position with runway expected into 4Q 2025* Portfolio expansion into multiple adult neurodegenerative diseases * Based on cash, cash equivalents and marketable securities as of December 31, 2023

Thank You passagebio.com | NASDAQ: PASG

Demonstrated Leadership

Deep experience in rare disease, CNS disorders and genetic medicines

LEADERSHIP TEAM



William Chou, M.D.
President &
Chief Executive Officer



Kathleen Borthwick
Chief Financial Officer



Sue Browne, Ph.D.
SVP Research & Development



Chip Cale
General Counsel &
Corporate Secretary



Mark Forman, M.D., Ph.D.
Chief Medical Officer



Eden Fucci
SVP Technical Operations



Stuart Henderson
SVP Corporate Development &
Investor Relations



Karl Whitney
SVP Global Regulatory Affairs

BOARD OF DIRECTORS

Maxine Gowen, Ph.D.
Chairwoman

Athena Countouriotis, M.D.
Avenzo Therapeutics

Derrell Porter, M.D.
cTRL Therapeutics

Dolan Sondhi, Ph.D.
Weill Cornell Medicine

Sandip Kapadia
Harmony Biosciences

Saqib Islam, J.D.
SpringWorks

William Chou, M.D.
President & Chief Executive Officer

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PassageBio

28 Intra-Cisterna Magna (ICM) Administration • Directly deliver vector into the CSF via a single injection to reach both CNS and peripheral tissues* –Allows for broad CNS biodistribution –Lower doses compared to IV systemic delivery –Reduced impact of neutralizing antibodies • Administered under anesthesia using modern neuroimaging to allow for precise delivery • Currently being used in several clinical studies in both pediatric and adult populations Cisterna magna *Hinderer et. al, Human Gene Therapy. 2018 Jan; 29(1):15-24